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                                                             Exhibit 99.1
                                                             ------------

                                 iVideoNow, Inc.
                        383 Inverness Parkway, Suite 100
                               Englewood, CO 80112


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In Connection with the quarterly report of iVideoNow, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kevin R. Keating, President and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                             /s/  Kevin  R.  Keating
                             --------------------------------
                             Kevin  R.  Keating
                             President and Chief Financial Officer
                             iVideoNow,  Inc.

                             May 13, 2003


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